Exhibit 24
DIRECTOR AND/OR OFFICER OF
SPRINT NEXTEL CORPORATION
REGISTRATION STATEMENT ON FORM S-3
POWER OF ATTORNEY
     The undersigned director and/or officer of Sprint Nextel Corporation, a Kansas corporation (the “Company”), hereby constitutes and appoints Paul N. Saleh, Richard S. Lindahl, Leonard J. Kennedy and Gary D. Begeman, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him or her and in his or her name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statements on Form S-3 (the “Registration Statement”) relating to the registration of the Company’s guarantees of certain debt securities issued by IWO Holdings, Inc., with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.
EXECUTED as of October 11, 2005.

/s/ Gary D. Forsee	/s/ Paul N. Saleh
Gary D. Forsee	Paul N. Saleh
President and Chief Executive Officer and Director (Principal Executive Officer)	Chief Financial Officer (Principal Financial Officer)

/s/ William G. Arendt	/s/ Timothy M. Donahue
William G. Arendt	Timothy M. Donahue
Senior Vice President and Controller (Principal Accounting Officer)	Chairman of the Board

/s / Keith J. Bane	/s/ Gordon M. Bethune
Keith J. Bane	Gordon M. Bethune
Director	Director

/s / William E. Conway	/s/ Frank M. Drendel
William E. Conway	Frank M. Drendel
Director	Director

/s/ James J. Hance, Jr.	/s/ V. Janet Hill
James J. Hance, Jr.	V. Janet Hill
Director	Director

/s/ Irvine O. Hockaday, Jr.	/s/ Linda Koch Lorimer
Irvine O. Hockaday, Jr.	Linda Koch Lorimer
Director	Director

/s/ William E. Kennard	/s/ Stephanie M. Shern
William E. Kennard	Stephanie M. Shern
Director	Director

/s/ William H. Swanson
William H. Swanson
Director